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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 22, 1999 relating to the financial statements, which appears on page F-2 of the Registration Statement on Form S-1 of XCare.net, Inc. (file no. 333-90165).


/s/ PRICEWATERHOUSECOOPERS LLP
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Broomfield, Colorado
February 9, 2000